Exhibit 99.3
Volkswagen Auto Loan Enhanced Trust 2005-1
MONTHLY SERVICER CERTIFICATE
For the collection period ended 12-27-2008

				Jan-08	Feb-08	Mar-08	Apr-08	May-08
	Initial Balance	Ending Balance	Note Factor	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment
B. SUMMARY

6 Class A-1 Notes	285,000,000.00	—	—	—	—	—	—	—
7 Class A-2 Notes	288,000,000.00	—	—	—	—	—	—	—
8 Class A-3 Notes	435,000,000.00	—	—	21,790,029.16	25,333,394.40	20,250,276.35	19,952,963.43	23,574,806.97
9 Class A-4 Notes	226,188,000.00	133,252,817.12	0.5891242	—	—	—	—	—
10 Subordinated Certificate	28,408,655.00	28,408,655.00	1.0000000	—	—	—	—	—

11 Total Securities	$1,262,596,655.00	$161,661,472.12		$21,790,029.16	$25,333,394.40	$20,250,276.35	$19,952,963.43	$23,574,806.97

12 Net Pool Balance	$1,364,964,811.90	$169,291,924.64

			Coupon Rate	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due

13 Class A-1 Notes			4.3664%	—	—	—	—	—
14 Class A-2 Notes			4.7300%	—	—	—	—	—
15 Class A-3 Notes			4.8000%	523,622.22	436,462.10	335,128.53	254,127.42	174,315.57
16 Class A-4 Notes			4.8600%	916,061.40	916,061.40	916,061.40	916,061.40	916,061.40

Total Securities				1,439,683.62	1,352,523.50	1,251,189.93	1,170,188.82	1,090,376.97

C. COLLECTIONS AND AVAILABLE FUNDS

17 Scheduled Principal Payments Received				15,932,561.08	19,500,593.57	15,167,997.23	14,605,324.48	17,088,272.67
18 Scheduled Interest Payments Received				1,142,481.14	1,287,996.10	916,775.28	877,421.82	1,017,103.20
19 Prepayments of Principal Received				124,526.37	123,696.30	105,596.83	103,479.12	83,216.79
20 Liquidation Proceeds				7,022,637.66	6,948,130.05	6,311,317.16	6,422,876.14	7,608,281.43
21 Recoveries Received				174,896.42	278,851.42	268,869.94	294,525.69	280,424.24
22 Other Payments Received to Reduce Principal				—	—	—	—	—

23 Subtotal: Total Collections				24,397,102.67	28,139,267.44	22,770,556.44	22,303,627.25	26,077,298.33

24 Repurchased Receivables				—	—	—	—	—
25 Reserve Account Excess Amount (Item 86)				36,878.79	28,738.77	27,118.86	22,527.57	21,138.91

26 Total Available Funds, prior to Servicer Advances				24,433,981.46	28,168,006.21	22,797,675.30	22,326,154.82	26,098,437.24

27 Servicer Advance (Item 69)				—	—	—	—	—

28 Total Available Funds + Servicer Advance				24,433,981.46	28,168,006.21	22,797,675.30	22,326,154.82	26,098,437.24

29 Reserve Account Draw Amount (Item 72)				—	—	—	—	—

30 Total Available Funds + Servicer Advance and Reserve Account Draw Amount				24,433,981.46	28,168,006.21	22,797,675.30	22,326,154.82	26,098,437.24

D. DISTRIBUTIONS

Distribution Summary:
31 Prior Advance Reimbursement (Item 75)				—	—	—	—	—
32 Servicing Fees (Item 39)				341,769.31	322,064.47	299,474.77	281,189.01	263,219.07
33 Class A Noteholder Interest (Item 48)				1,439,683.62	1,352,523.50	1,251,189.93	1,170,188.82	1,090,376.97
34 Principal Distribution Amount (Item 73)				21,790,029.16	25,333,394.40	20,250,276.35	19,952,963.43	23,574,806.97
35 Amount Paid to Reserve Account to Reach Specified Balance				—	—	—	—	—
36 Other Amounts Paid to Trustees				—	—	—	—	—
37 Certificateholders Principal Distribution Amount				—	—	—	—	—

38 Remaining Funds to Seller				862,499.37	1,160,023.84	996,734.25	921,813.56	1,170,034.24

Volkswagen Auto Loan Enhanced Trust 2005-1
MONTHLY SERVICER CERTIFICATE
For the collection period ended 12-27-2008

				Jun-08	Jul-08	Aug-08	Sep-08	Oct-08	Nov-08	Dec-08	Total
	Initial Balance	Ending Balance	Note Factor	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment
B. SUMMARY

6 Class A-1 Notes	285,000,000.00	—	—	—	—	—	—	—	—	—	—
7 Class A-2 Notes	288,000,000.00	—	—	—	—	—	—	—	—	—	—
8 Class A-3 Notes	435,000,000.00	—	—	18,290,552.84	1,713,531.91	—	—	—	—	—	130,905,555.06
9 Class A-4 Notes	226,188,000.00	133,252,817.12	0.5891242	—	14,897,536.28	19,952,190.54	14,663,634.45	17,819,547.98	13,314,484.70	12,287,788.93	92,935,182.88
10 Subordinated Certificate	28,408,655.00	28,408,655.00	1.0000000	—	—	—	—	—	—	—	—

11 Total Securities	$1,262,596,655.00	$161,661,472.12		$18,290,552.84	$16,611,068.19	$19,952,190.54	$14,663,634.45	$17,819,547.98	$13,314,484.70	$12,287,788.93	$223,840,737.94

12 Net Pool Balance	$1,364,964,811.90	$169,291,924.64

			Coupon Rate	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due

13 Class A-1 Notes			4.3664%	—	—	—	—	—	—	—	—
14 Class A-2 Notes			4.7300%	—	—	—	—	—	—	—	—
15 Class A-3 Notes			4.8000%	80,016.34	6,854.13	—	—	—	—	—	1,810,526.30
16 Class A-4 Notes			4.8600%	916,061.40	916,061.40	855,726.38	774,920.01	715,532.29	643,363.12	589,439.45	9,991,411.04

Total Securities				996,077.74	922,915.53	855,726.38	774,920.01	715,532.29	643,363.12	589,439.45	11,801,937.35

C. COLLECTIONS AND AVAILABLE FUNDS

17 Scheduled Principal Payments Received				13,427,172.46	12,942,680.55	15,181,690.69	11,584,339.01	14,264,140.51	11,161,725.03	10,589,613.47	171,446,110.75
18 Scheduled Interest Payments Received				776,237.17	723,329.45	824,105.69	617,661.40	705,892.96	539,048.38	474,709.61	9,902,762.20
19 Prepayments of Principal Received				86,768.43	79,241.28	77,173.50	72,324.17	65,592.60	64,604.70	58,873.25	1,045,093.34
20 Liquidation Proceeds				5,955,716.22	4,605,850.48	5,719,788.50	4,067,514.19	4,208,450.05	2,862,813.24	2,313,484.62	64,046,859.74
21 Recoveries Received				262,774.30	155,277.88	211,466.27	171,109.29	218,604.13	153,222.79	132,124.85	2,602,147.22
22 Other Payments Received to Reduce Principal				—	—	—	—	—	—	—	—

23 Subtotal: Total Collections				20,508,668.58	18,506,379.64	22,014,224.65	16,512,948.06	19,462,680.25	14,781,414.14	13,568,805.80	249,042,973.25

24 Repurchased Receivables				—	—	—	—	—	—	—	—
25 Reserve Account Excess Amount (Item 86)				19,980.10	20,347.60	20,043.54	19,748.51	22,036.34	18,398.97	15,534.64	272,492.60

26 Total Available Funds, prior to Servicer Advances				20,528,648.68	18,526,727.24	22,034,268.19	16,532,696.57	19,484,716.59	14,799,813.11	13,584,340.44	249,315,465.85

27 Servicer Advance (Item 69)				—	—	—	—	—	—	—	—

28 Total Available Funds + Servicer Advance				20,528,648.68	18,526,727.24	22,034,268.19	16,532,696.57	19,484,716.59	14,799,813.11	13,584,340.44	249,315,465.85

29 Reserve Account Draw Amount (Item 72)				—	—	—	—	—	—	—	—

30 Total Available Funds + Servicer Advance and Reserve Account Draw Amount				20,528,648.68	18,526,727.24	22,034,268.19	16,532,696.57	19,484,716.59	14,799,813.11	13,584,340.44	249,315,465.85

D. DISTRIBUTIONS

Distribution Summary:
31 Prior Advance Reimbursement (Item 75)				—	—	—	—	—	—	—	—
32 Servicing Fees (Item 39)				242,298.69	225,848.87	210,864.46	193,160.48	179,927.30	164,126.92	152,143.01	2,876,086.35
33 Class A Noteholder Interest (Item 48)				996,077.74	922,915.53	855,726.38	774,920.01	715,532.29	643,363.12	589,439.45	11,801,937.35
34 Principal Distribution Amount (Item 73)				18,290,552.84	16,611,068.19	19,952,190.54	14,663,634.45	17,819,547.98	13,314,484.70	12,287,788.93	223,840,737.94
35 Amount Paid to Reserve Account to Reach Specified Balance				—	—	—	—	—	—	—	—
36 Other Amounts Paid to Trustees				—	—	—	—	—	—	—	—
37 Certificateholders Principal Distribution Amount				—	—	—	—	—	—	—	—

38 Remaining Funds to Seller				999,719.42	766,894.65	1,015,486.81	900,981.64	769,709.02	677,838.37	554,969.05	10,796,704.22

Volkswagen Auto Loan Enhanced Trust 2005-1
MONTHLY SERVICER CERTIFICATE
For the collection period ended 12-27-2008

	Jan-08	Feb-08	Mar-08	Apr-08	May-08
Distribution Detail:	Paid	Paid	Paid	Paid	Paid

39 Servicing Fees	341,769.31	322,064.47	299,474.77	281,189.01	263,219.07

Pro rata:
40 Class A-1 Interest	—	—	—	—	—
41 Class A-2 Interest	—	—	—	—	—
42 Class A-3 Interest	523,622.22	436,462.10	335,128.53	254,127.42	174,315.57
43 Class A-4 Interest	916,061.40	916,061.40	916,061.40	916,061.40	916,061.40
44 Class A-1 Interest Carryover Shortfall	—	—	—	—	—
45 Class A-2 Interest Carryover Shortfall	—	—	—	—	—
46 Class A-3 Interest Carryover Shortfall	—	—	—	—	—
47 Class A-4 Interest Carryover Shortfall	—	—	—	—	—

48 Class A Noteholder Interest	1,439,683.62	1,352,523.50	1,251,189.93	1,170,188.82	1,090,376.97

E. CALCULATIONS

Calculation of Principal Distribution Amount:
49 Beginning Note Balance — All Classes	385,502,210.06	363,712,180.90	338,378,786.50	318,128,510.15	298,175,546.72
50 Beginning Net Pool Balance	410,123,167.19	386,477,359.30	359,369,724.76	337,426,814.13	315,862,878.08
51 Receipts of Scheduled Principal	(15,932,561.08)	(19,500,593.57)	(15,167,997.23)	(14,605,324.48)	(17,088,272.67)
52 Receipts of Prepaid Principal	(124,526.37)	(123,696.30)	(105,596.83)	(103,479.12)	(83,216.79)
53 Liquidation Proceeds	(7,022,637.66)	(6,948,130.05)	(6,311,317.16)	(6,422,876.14)	(7,608,281.43)
54 Other Collections of Principal	—	—	—	—	—
55 Principal Amount of Repurchases	—	—	—	—	—
56 Principal Amount of Defaulted Receivables	(566,082.78)	(535,214.62)	(357,999.41)	(432,256.31)	(324,684.27)

57 Ending Net Pool Balance	386,477,359.30	359,369,724.76	337,426,814.13	315,862,878.08	290,758,422.92
58 Yield Supplement Overcollateralization Amount	22,765,178.40	20,990,938.26	19,298,303.98	17,687,331.36	16,157,683.17

59 Adjusted Pool Balance	363,712,180.90	338,378,786.50	318,128,510.15	298,175,546.72	274,600,739.75
60 Less: Adjusted Pool Balance — End of Collection Period	363,712,180.90	338,378,786.50	318,128,510.15	298,175,546.72	274,600,739.75

61 Calculated Principal Distribution Amount	21,790,029.16	25,333,394.40	20,250,276.35	19,952,963.43	23,574,806.97

Calculation of Servicer Advance:
62 Available Funds, prior to Servicer Advances (Item 26)	24,433,981.46	28,168,006.21	22,797,675.30	22,326,154.82	26,098,437.24
63 Less: Prior Advance Reimbursement (Item 31)	—	—	—	—	—
64 Less: Servicing Fees Paid (Item 32)	341,769.31	322,064.47	299,474.77	281,189.01	263,219.07
65 Less: Interest Paid to Noteholders (Item 33)	1,439,683.62	1,352,523.50	1,251,189.93	1,170,188.82	1,090,376.97
66 Less: Calculated Principal Distribution (Item 61)	21,790,029.16	25,333,394.40	20,250,276.35	19,952,963.43	23,574,806.97

67 Equals: Remaining Available Funds before Servicer Advance	862,499.37	1,160,023.84	996,734.25	921,813.56	1,170,034.24
68 Monthly Loan Payments Due on Included Units but not received (N/A if Item 67 > 0)	N/A	N/A	N/A	N/A	N/A

69 Servicer Advance (If Item 67 < 0, lesser of Item 67 and Item 68, else 0)	—	—	—	—	—

Calculation of Reserve Account Draw Amount:
70 Remaining Available Funds, before Reserve Account Draw (Item 67 plus Item 69)	862,499.37	1,160,023.84	996,734.25	921,813.56	1,170,034.24
71 Available Funds Shortfall Amount (If Item 70 < 0, Item 70, else 0)	—	—	—	—	—

72 Reserve Account Draw Amount (If Item 71 is > 0, Lesser of Reserve Acct Balance and Item 71)	—	—	—	—	—

73 Principal Distribution Amount (Item 61 - Available Funds Shortfall + Reserve Account Draw Amt)	21,790,029.16	25,333,394.40	20,250,276.35	19,952,963.43	23,574,806.97

Reconciliation of Servicer Advance:
74 Beginning Balance of Servicer Advance	—	—	—	—	—
75 Less: Prior Advance Reimbursement	—	—	—	—	—
76 Plus: Additional Payment Advances for Current Period	—	—	—	—	—

77 Ending Balance of Payment Advance	—	—	—	—	—

Volkswagen Auto Loan Enhanced Trust 2005-1
MONTHLY SERVICER CERTIFICATE
For the collection period ended 12-27-2008

	Jun-08	Jul-08	Aug-08	Sep-08	Oct-08	Nov-08	Dec-08	Total
Distribution Detail:	Paid	Paid	Paid	Paid	Paid	Paid	Paid

39 Servicing Fees	242,298.69	225,848.87	210,864.46	193,160.48	179,927.30	164,126.92	152,143.01	2,876,086.35

Pro rata:
40 Class A-1 Interest	—	—	—	—	—	—	—	—
41 Class A-2 Interest	—	—	—	—	—	—	—	—
42 Class A-3 Interest	80,016.34	6,854.13	—	—	—	—	—	1,810,526.30
43 Class A-4 Interest	916,061.40	916,061.40	855,726.38	774,920.01	715,532.29	643,363.12	589,439.45	9,991,411.04
44 Class A-1 Interest Carryover Shortfall	—	—	—	—	—	—	—	—
45 Class A-2 Interest Carryover Shortfall	—	—	—	—	—	—	—	—
46 Class A-3 Interest Carryover Shortfall	—	—	—	—	—	—	—	—
47 Class A-4 Interest Carryover Shortfall	—	—	—	—	—	—	—	—

48 Class A Noteholder Interest	996,077.74	922,915.53	855,726.38	774,920.01	715,532.29	643,363.12	589,439.45	11,801,937.35

E. CALCULATIONS

Calculation of Principal Distribution Amount:
49 Beginning Note Balance — All Classes	274,600,739.75	256,310,186.91	239,699,118.72	219,746,928.18	205,083,293.73	187,263,745.75	173,949,261.05	385,502,210.06
50 Beginning Net Pool Balance	290,758,422.92	271,018,649.94	253,037,352.72	231,792,571.53	215,912,762.69	196,952,304.41	182,571,606.79	410,123,167.19
51 Receipts of Scheduled Principal	(13,427,172.46)	(12,942,680.55)	(15,181,690.69)	(11,584,339.01)	(14,264,140.51)	(11,161,725.03)	(10,589,613.47)	(171,446,110.75)
52 Receipts of Prepaid Principal	(86,768.43)	(79,241.28)	(77,173.50)	(72,324.17)	(65,592.60)	(64,604.70)	(58,873.25)	(1,045,093.34)
53 Liquidation Proceeds	(5,955,716.22)	(4,605,850.48)	(5,719,788.50)	(4,067,514.19)	(4,208,450.05)	(2,862,813.24)	(2,313,484.62)	(64,046,859.74)
54 Other Collections of Principal	—	—	—	—	—	—	—	—
55 Principal Amount of Repurchases	—	—	—	—	—	—	—	—
56 Principal Amount of Defaulted Receivables	(270,115.87)	(353,524.91)	(266,128.50)	(155,631.47)	(422,275.12)	(291,554.65)	(317,710.81)	(4,293,178.72)

57 Ending Net Pool Balance	271,018,649.94	253,037,352.72	231,792,571.53	215,912,762.69	196,952,304.41	182,571,606.79	169,291,924.64	169,291,924.64
58 Yield Supplement Overcollateralization Amount	14,708,463.03	13,338,234.00	12,045,643.35	10,829,468.96	9,688,558.66	8,622,345.74	7,630,452.52	7,630,452.52

59 Adjusted Pool Balance	256,310,186.91	239,699,118.72	219,746,928.18	205,083,293.73	187,263,745.75	173,949,261.05	161,661,472.12	161,661,472.12
60 Less: Adjusted Pool Balance — End of Collection Period	256,310,186.91	239,699,118.72	219,746,928.18	205,083,293.73	187,263,745.75	173,949,261.05	161,661,472.12

61 Calculated Principal Distribution Amount	18,290,552.84	16,611,068.19	19,952,190.54	14,663,634.45	17,819,547.98	13,314,484.70	12,287,788.93	223,840,737.94

Calculation of Servicer Advance:
62 Available Funds, prior to Servicer Advances (Item 26)	20,528,648.68	18,526,727.24	22,034,268.19	16,532,696.57	19,484,716.59	14,799,813.11	13,584,340.44
63 Less: Prior Advance Reimbursement (Item 31)	—	—	—	—	—	—	—
64 Less: Servicing Fees Paid (Item 32)	242,298.69	225,848.87	210,864.46	193,160.48	179,927.30	164,126.92	152,143.01
65 Less: Interest Paid to Noteholders (Item 33)	996,077.74	922,915.53	855,726.38	774,920.01	715,532.29	643,363.12	589,439.45
66 Less: Calculated Principal Distribution (Item 61)	18,290,552.84	16,611,068.19	19,952,190.54	14,663,634.45	17,819,547.98	13,314,484.70	12,287,788.93

67 Equals: Remaining Available Funds before Servicer Advance	999,719.42	766,894.65	1,015,486.81	900,981.64	769,709.02	677,838.37	554,969.05
68 Monthly Loan Payments Due on Included Units but not received (N/A if Item 67 > 0)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

69 Servicer Advance (If Item 67 < 0, lesser of Item 67 and Item 68, else 0)	—	—	—	—	—	—	—	—

Calculation of Reserve Account Draw Amount:
70 Remaining Available Funds, before Reserve Account Draw (Item 67 plus Item 69)	999,719.42	766,894.65	1,015,486.81	900,981.64	769,709.02	677,838.37	554,969.05	10,796,704.22
71 Available Funds Shortfall Amount (If Item 70 < 0, Item 70, else 0)	—	—	—	—	—	—	—	—

72 Reserve Account Draw Amount (If Item 71 is > 0, Lesser of Reserve Acct Balance and Item 71)	—	—	—	—	—	—	—	-

73 Principal Distribution Amount (Item 61 - Available Funds Shortfall + Reserve Account Draw Amt)	18,290,552.84	16,611,068.19	19,952,190.54	14,663,634.45	17,819,547.98	13,314,484.70	12,287,788.93	223,840,737.94

Reconciliation of Servicer Advance:
74 Beginning Balance of Servicer Advance	—	—	—	—	—	—	—	—
75 Less: Prior Advance Reimbursement	—	—	—	—	—	—	—	—
76 Plus: Additional Payment Advances for Current Period	—	—	—	—	—	—	—	—

77 Ending Balance of Payment Advance	—	—	—	—	—	—	—	—

Volkswagen Auto Loan Enhanced Trust 2005-1
MONTHLY SERVICER CERTIFICATE
For the collection period ended 12-27-2008

	Jan-08	Feb-08	Mar-08	Apr-08	May-08
F. RESERVE ACCOUNT

Reserve Account Balances:
78 Specified Reserve Account Balance (Lesser of (a) $9,469,474.91, and (b) the aggregate note balance)	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91
79 Initial Reserve Account Balance	6,312,983.28	6,312,983.28	6,312,983.28	6,312,983.28	6,312,983.28

80 Beginning Reserve Account Balance	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91
81 Plus: Net Investment Income for the Collection Period	36,878.79	28,738.77	27,118.86	22,527.57	21,138.91

82 Subtotal: Reserve Fund Available for Distribution	9,506,353.70	9,498,213.68	9,496,593.77	9,492,002.48	9,490,613.82
83 Plus: Deposit of Excess Available Funds (Item 35)	—	—	—	—	—
84 Less: Reserve Account Draw Amount (Item 72)	—	—	—	—	—

85 Subtotal Reserve Account Balance	9,506,353.70	9,498,213.68	9,496,593.77	9,492,002.48	9,490,613.82
86 Less: Reserve Account Excess Amount to Available Funds (If Item 85 > Item 78)	36,878.79	28,738.77	27,118.86	22,527.57	21,138.91

87 Equals: Ending Reserve Account Balance	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91

88 Change in Reserve Account Balance from Immediately Preceding Payment Date	—	—	—	—	—

G. POOL STATISTICS

Collateral Pool Balance Data:	Current	Current	Current	Current	Current

89 Net Pool Balance	386,477,359	359,369,725	337,426,814	315,862,878	290,758,423
90 Number of Current Contracts	48,243	46,907	45,645	44,383	42,494
91 Weighted Average Loan Rate	3.42%	3.42%	3.42%	3.43%	3.43%
92 Average Remaining Term	26.6	25.6	24.9	24.2	23.3
93 Average Original Term	60.6	60.7	60.9	61.0	61.2

	Outstanding	Outstanding	Outstanding	Outstanding	Outstanding
Net Credit Loss and Repossession Activity:	Principal Balance	Principal Balance	Principal Balance	Principal Balance	Principal Balance

94 Aggregate Outstanding Principal Balance of Charged Off Receivables	566,083	535,215	357,999	432,256	324,684
95 Liquidation Proceeds on Related Vehicles	—	—	—	—	—
96 Recoveries Received on Receivables Previously Charged Off	174,896	278,851	268,870	294,526	280,424

97 Net Principal Losses for Current Collection Period	391,186	256,363	89,129	137,731	44,260

98 Beginning Net Principal Losses	7,110,502	7,501,688	7,758,051	7,847,181	7,984,911
99 Net Principal Losses for Current Collection Period	391,186	256,363	89,129	137,731	44,260

100 Cumulative Net Principal Losses	7,501,688	7,758,051	7,847,181	7,984,911	8,029,171

	Outstanding	Outstanding	Outstanding	Outstanding	Outstanding
Delinquencies Aging Profile — End of Period:	Principal Balance	Principal Balance	Principal Balance	Principal Balance	Principal Balance

101 Current	380,125,798	354,930,968	333,407,253	311,536,615	286,807,211
102 31 - 60 Days Delinquent	5,590,180	3,791,801	3,566,299	3,871,734	3,404,871
103 61 - 90 Days Delinquent	761,382	646,956	453,262	454,529	546,341

104 Total	386,477,359	359,369,725	337,426,814	315,862,878	290,758,423

Volkswagen Auto Loan Enhanced Trust 2005-1
MONTHLY SERVICER CERTIFICATE
For the collection period ended 12-27-2008

	Jun-08	Jul-08	Aug-08	Sep-08	Oct-08	Nov-08	Dec-08	Total
F. RESERVE ACCOUNT

Reserve Account Balances:
78 Specified Reserve Account Balance (Lesser of (a) $9,469,474.91, and (b) the aggregate note balance)	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91
79 Initial Reserve Account Balance	6,312,983.28	6,312,983.28	6,312,983.28	6,312,983.28	6,312,983.28	6,312,983.28	6,312,983.28	6,312,983.28

80 Beginning Reserve Account Balance	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91
81 Plus: Net Investment Income for the Collection Period	19,980.10	20,347.60	20,043.54	19,748.51	22,036.34	18,398.97	15,534.64	272,492.60

82 Subtotal: Reserve Fund Available for Distribution	9,489,455.01	9,489,822.51	9,489,518.45	9,489,223.42	9,491,511.25	9,487,873.88	9,485,009.55	9,741,967.51
83 Plus: Deposit of Excess Available Funds (Item 35)	—	—	—	—	—	—	—	—
84 Less: Reserve Account Draw Amount (Item 72)	—	—	—	—	—	—	—	—

85 Subtotal Reserve Account Balance	9,489,455.01	9,489,822.51	9,489,518.45	9,489,223.42	9,491,511.25	9,487,873.88	9,485,009.55	9,741,967.51
86 Less: Reserve Account Excess Amount to Available Funds (If Item 85 > Item 78)	19,980.10	20,347.60	20,043.54	19,748.51	22,036.34	18,398.97	15,534.64	272,492.60

87 Equals: Ending Reserve Account Balance	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91

88 Change in Reserve Account Balance from Immediately Preceding Payment Date	—	—	—	—	—	—	—

G. POOL STATISTICS

Collateral Pool Balance Data:	Current	Current	Current	Current	Current	Current	Current

89 Net Pool Balance	271,018,650	253,037,353	231,792,572	215,912,763	196,952,304	182,571,607	169,291,925
90 Number of Current Contracts	40,953	39,570	37,855	36,571	35,274	34,315	33,503
91 Weighted Average Loan Rate	3.44%	3.46%	3.47%	3.49%	3.51%	3.54%	3.56%
92 Average Remaining Term	22.6	21.9	21.0	20.3	19.5	18.8	18.1
93 Average Original Term	61.3	61.5	61.6	61.7	61.9	62.0	62.1

Net Credit Loss and	Outstanding	Outstanding	Outstanding	Outstanding	Outstanding	Outstanding	Outstanding
Repossession Activity:	Principal Balance	Principal Balance	Principal Balance	Principal Balance	Principal Balance	Principal Balance	Principal Balance	Total

94 Aggregate Outstanding Principal Balance of Charged Off Receivables	270,116	353,525	266,129	155,631	422,275	291,555	317,711	4,293,179
95 Liquidation Proceeds on Related Vehicles	—	—	—	—	—	—	—	—
96 Recoveries Received on Receivables Previously Charged Off	262,774	155,278	211,466	171,109	218,604	153,223	132,125	2,602,147

97 Net Principal Losses for Current Collection Period	7,342	198,247	54,662	(15,478)	203,671	138,332	185,586	1,691,032

98 Beginning Net Principal Losses	8,029,171	8,036,513	8,234,760	8,289,422	8,273,944	8,477,615	8,615,947
99 Net Principal Losses for Current Collection Period	7,342	198,247	54,662	(15,478)	203,671	138,332	185,586

100 Cumulative Net Principal Losses	8,036,513	8,234,760	8,289,422	8,273,944	8,477,615	8,615,947	8,801,533

Delinquencies Aging Profile —	Outstanding	Outstanding	Outstanding	Outstanding	Outstanding	Outstanding	Outstanding
End of Period:	Principal Balance	Principal Balance	Principal Balance	Principal Balance	Principal Balance	Principal Balance	Principal Balance

101 Current	266,572,733	248,938,230	227,613,446	211,839,258	193,009,386	178,750,862	165,105,411
102 31 - 60 Days Delinquent	3,876,929	3,591,990	3,579,717	3,401,031	3,321,669	3,311,287	3,506,745
103 61 - 90 Days Delinquent	568,988	507,133	599,409	672,474	621,249	509,458	679,768

104 Total	271,018,650	253,037,353	231,792,572	215,912,763	196,952,304	182,571,607	169,291,925